United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/2011

Date of Reporting Period: 10/31/2011

Item 1. Reports to Stockholders

Annual Shareholder Report
October 31, 2011

Share Class	Ticker
A	FMUAX
B	FMNBX
C	FMUCX
F	FMUFX
Institutional	FMUIX

Federated Muni and Stock Advantage Fund

Fund Established 2003

A Portfolio of Federated Income Securities Trust

Dear Valued Shareholder,

I am pleased to present the Annual Shareholder Report for your fund covering the period from November 30, 2010 through October 31, 2011. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.

In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.

Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.

Sincerely,

J. Christopher Donahue, President

Not FDIC Insured May Lose Value No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended October 31, 2011, was 6.46% for Class A Shares, 5.76% for Class B Shares, 5.76% for Class C Shares, 6.45% for Class F Shares and 6.64%1 for Institutional Shares. The total return of the Morningstar Conservative Allocation Funds Average2 was 3.42%.

The Fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks and intermediate- and long-term, tax-exempt municipal bonds to achieve the Fund's primary tax-advantaged income objective and secondary capital appreciation objective. The most significant factors that affected the Fund's performance during the reporting period were: (a) the Fund's allocation between stocks and tax-exempt municipal bonds; (b) the selection of equity securities of similar issuers (referred to as sectors) and the selection of equity sectors; (c) the selection of tax-exempt municipal securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities), different credit characteristics or different structural attributes; and (d) the effective duration of the Fund's tax-exempt municipal bond portfolio.

The following discussion will focus on the performance of the Fund's Institutional Shares. The 6.64% total return of the Institutional Shares for the reporting period consisted of 2.37% in price performance and 4.27% in reinvested dividends.

MARKET OVERVIEW

During the 12-month reporting period, global equity markets experienced extreme volatility. The first half of the reporting period was characterized in general by improved equity markets, which were driven by stronger than expected economic data, additional quantitative easing, an extension of the Bush era tax rates, better than expected corporate earnings and a pickup in merger and acquisition activity. However, beginning in mid-February 2011, escalating unrest in the Middle East, the catastrophic events in Japan, the U.S. debt ceiling political debate and subsequent downgrade by Standard and Poor's of the long-term credit rating of the United States and the continued debt issues of certain European countries caused significant headwind for the markets and created a challenging second half of the reporting period for the Fund. The month of October 2011 saw a relief rally, which pushed the market back into positive territory for the reporting period, however most of the above concerns did not dissipate, and continued to cause market volatility.

The Standard and Poor's 500 Index (S&P 500)3 returned 8.09% and the Nasdaq Composite Index4 returned 8.14% for the reporting period. In general, for the reporting period, larger market capitalization stocks outperformed smaller market capitalization stocks, growth stocks outperformed value stocks Annual Shareholder Report and defensive stocks outperformed cyclical stocks. Strong performance in the Energy, Utilities, Consumer Discretionary and Consumer Staples sectors dominated relatively weaker performance in the Financials and Materials sectors during the reporting period.

U.S. Treasury yields declined during the reporting period as U.S. economic momentum faded and concerns intensified about financial instability related to ongoing European sovereign debt problems. Yields initially increased early in the period amid expectations for a robust U.S. economic recovery, but declined sharply as economic indicators weakened and European sovereign debt challenges spread. During the reporting period, the 10-year U.S. Treasury yield ranged from 3.75% in February 2011 to 1.72% in September 2011, ending at 2.17%, down 0.46% for the period. The 30-year Treasury yield ranged from 2.77% to 4.76%, ending the reporting period at 3.16%, down 0.83%. The 2-year Treasury yield ended the period at 0.25%, down 0.09% during the reporting period.

Rising Treasury yields, surging tax-exempt municipal bond issuance and falling demand — due to the extension of Bush era tax rates and state & local government credit quality concerns — drove tax-exempt municipal yields upward in the first three months of the reporting period. Tax-exempt municipal yields then fell as each of these factors reversed, with Treasury yields declining, issuance of tax-exempt municipal bonds contracting and demand improving when fears of widespread municipal defaults eased. After fluctuating widely, Municipal Market Data (MMD)5 2-, 10- and 30-year AAA tax-exempt municipal yields declined 2, 12 and 9 basis points, respectively, during the period.

PORTFOLIO ALLOCATION

During the 12-month reporting period, the Fund's portfolio was allocated between stocks and tax-exempt municipal bonds to reflect the Fund's primary investment objective of tax-advantaged-income6 and its secondary objective of capital appreciation. The factors used in the allocation decision were: (1) maintenance of at least 50% exposure to tax-exempt municipal securities in order to comply with Internal Revenue Service rules governing the payment of tax-exempt dividends from the tax-exempt municipal bond portion of the Fund's portfolio; (2) the Fund's ability to pay and maintain an attractive level of dividends; and (3) the expected relative total return of tax-exempt municipal bonds and stocks. The allocation at the end of the reporting period was 52.1% tax-exempt municipal bonds, 43.4% stocks and 4.5% cash equivalents.

For the 12-month reporting period, the Russell 1000® Value Index (RU1000V) posted a total return of 6.16% while the S&P Municipal Bond Index (Main Index) posted a total return of 3.75%.2 Weighting these indexes (60% Main Index and 40% RU1000V), the custom blended index return was 4.71% for the reporting period. For the reporting period, the 6.64% total return of the Fund's Institutional Shares outperformed the custom blended index.

Annual Shareholder Report

SECTOR AND SECURITY SELECTION – EQUITY STOCKS

The return of the equity component of the Fund's portfolio outperformed the RU1000V during the 12-month reporting period as the Fund's equity portfolio managers focused on realization of the Fund's tax-advantaged income and capital appreciation objectives by purchasing and holding income producing equity securities with favorable valuation levels. Defensive sectors outperformed cyclical sectors and larger capitalization stocks outperformed smaller capitalization stocks during the reporting period, which were both positive influences on Fund portfolio performance relative to the RU1000V.

Both sector allocation and stock selection positively contributed to the Fund's equity performance relative to the RU1000V. Overweight positions in the Utilities and Consumer Staples sectors and an underweight position in the Financials sector enhanced the Fund's performance during the reporting period. Detracting from performance was a sector underweight position in the Information Technology and Consumer Discretionary sectors. The Fund had notable positive stock selection in the Consumer Staples, Utilities and Health Care sectors and negative stock selection in the Energy sector.

SECURITY SELECTION – TAX-EXEMPT MUNICIPAL BONDS

During the 12-month reporting period, the bond portfolio manager's strategies were to: (1) invest only in tax-exempt municipal bonds whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals or corporations; (2) maintain exposure to intermediate and long-term tax-exempt municipal bonds to seek to capture the income advantages of such securities relative to tax-exempt municipal bonds with shorter maturities; (3) maintain a significant weighting in low investment-grade and non-investment grade bonds, or equivalents,6 given their income advantages; and (4) adjust portfolio duration,8 or sensitivity to interest rates, and yield curve exposures in an effort to enhance bond portfolio total return as market interest rates fluctuate.9

The performance of the tax-exempt municipal bond component of the Fund's portfolio mildly underperformed the return of the Main Index during the reporting period. This underperformance was due to an overweight position in BBB-rated securities (or unrated securities of comparable quality), which underperformed the Main Index, and the timing of the sale of securities amid low tax-exempt municipal bond prices in early 2011 to meet heavy Fund redemptions. Favorable sector allocation — including underweight positions in lower quality tobacco settlement revenue bonds and overweight positions in higher quality water & sewer revenue bonds — contributed positively to Fund performance relative to the Main Index.

DURATION – TAX-EXEMPT MUNICIPAL BONDS

During the reporting period, the duration of the Fund's tax-exempt municipal bond portfolio averaged 7.0 years, which was longer than the duration of the Main Index, which averaged about 6.1 years. This longer duration reflected the Annual Shareholder Report

Fund's focus on intermediate and long-term securities and active allocation of portfolio holdings among intermediate and long-term securities. The Fund's longer duration relative to the Main Index provided a positive contribution to Fund performance relative to the Main Index as tax-exempt municipal market yields fell modestly during the period.

1	Please see the footnotes to the average annual total return table and line graphs under “Fund Performance and Growth of a $10,000 Investment” below for additional information regarding the Institutional Shares performance.
2	Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar, Inc. as falling into the category indicated. They do not reflect sales charges. The total return for the 12-month reporting period for the Fund's broad-based securities market indexes, the S&P Municipal Bond Index (Main Index) and the Dow Jones U.S. Select Dividend Index (DJSDI), were 3.75% and 12.94%, respectively. S&P Indices changed the name of the Main Index from “S&P/Investortools Municipal Bond Index” to “S&P Municipal Bond Index.” The Fund's investment adviser (“Adviser”) has elected to change the Fund's broad-based securities market index for the equity portion of the Fund's portfolio to the DJSDI from the Russell 1000® Value Index (RU1000V). The total return for the 12-month reporting period for the RU1000V was 6.16%. The Fund's total return for the most recently completed fiscal year reflected cash flows, transaction costs and other expenses, which were not reflected in the total return of the Main Index, the DJSDI or the RU1000V. Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definitions of, and more information about, the Morningstar Conservative Allocation Funds Average, Main Index, DJSDI and RU1000V.
3	The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made directly in an index.
4	The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made directly in an index.
5	MMD is a market data provider that produces daily generic yield curve of investment-grade municipal bonds based on a survey of municipal securities dealers and observed trades. The MMD AAA yield curve is a widely used reference for top credit quality municipal bonds in the marketplace. Investment-grade municipal bonds are rated at least BBB by Standard & Poor's or another nationally recognized statistical ratings organization (or are comparable unrated municipal bonds).
6	Fund income may be subject to state and local taxes. Although this Fund pursues tax-advantaged income and seeks to invest primarily in securities whose interest is not subject to the federal alternative minimum tax, there are no assurances that it will achieve these goals.
7	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's Adviser believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard & Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of AA or better are considered to be high credit quality; credit ratings of A are considered high or medium/good quality; and credit ratings of BBB are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of BB and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of CCC or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher rated securities and increased possibilities of default.
8	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
9	Bond prices are sensitive to changes in interest rates and interest rate spreads between bonds or varying credit quality. A rise in interest rates or interest rate spreads can cause a decline in their prices.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT

The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Muni and Stock Advantage Fund (the “Fund”) from September 26, 2003 (or later, if applicable) to October 31, 2011, compared to the S&P Municipal Bond Index (Main Index),2 Dow Jones U.S. Select Dividend Index (DJSDI)2 and the Russell 1000 Value Index (RU1000V).2

Average Annual Total Returns for the Period Ended 10/31/2011

(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)

Share Class	1 Year	5 Years	Start of Performance[3]
Class A Shares	0.62%	0.98%	4.34%
Class B Shares	0.26%	1.02%	4.22%
Class C Shares	4.76%	1.36%	4.24%
Class F Shares	4.36%	N/A	1.08%
Institutional Shares	6.64%	1.99%	4.62%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Annual Shareholder Report

Growth of a $10,000 Investment – CLASS A SHARES

  Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

Growth of a $10,000 Investment – CLASS B SHARES

  Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

Annual Shareholder Report

Growth of a $10,000 Investment – CLASS C SHARES

  Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

Growth of a $10,000 Investment – CLASS F SHARES

  Total returns shown include the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900).

Annual Shareholder Report

Growth of a $10,000 Investment – Institutional SHARES3

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; For Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date; For Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900), and the contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Main Index, DJSDI and RU1000V have been adjusted to reflect reinvestment of dividends on securities in the indexes.
Annual Shareholder Report

2	S&P Indices changed the name of the Main Index from the “S&P/Investortools Municipal Bond Index” to “S&P Municipal Bond Index.” The Fund's Adviser has elected to change the Fund's broad-based securities market index for the equity portion of the Fund's portfolio to the Dow Jones U.S. Select Dividend Index (DJSDI) from the RU1000V. The DJSDI is more representative of the securities in which the Fund invests. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to AMT. Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The DJSDI's universe is defined as all dividend-paying companies in the Dow Jones U.S. Total Market Index that have a non-negative historical five-year dividend per-share growth rate, a five year average dividend earnings-per-share ratio of less than or equal to 60%, and three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio. The Dow Jones U.S. Total Market index is a rules-governed, broad-market benchmark that represents approximately 95% of the U.S. market capitalization. The Main Index, DJSDI and RU1000V are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The Main Index, DJSDI and RU1000V are unmanaged, and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	The Fund's Class A Shares, Class B Shares and Class C Shares commenced operations on 9/26/2003. The Fund's Class F Shares and Institutional Shares commenced operations on 5/31/2007 and 12/29/2010, respectively. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown for the fund's Institutional Shares is for the Fund's Class A Shares. The performance of the Class A Shares also has been adjusted to reflect the expenses of the Institutional Shares for the periods (2004 and 2005) in which the expenses for Class A Shares were lower than the expenses for the Institutional Shares. For the other periods (2006 through December 28, 2010), the performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of Class A Shares during those periods. The performance of Class A Shares also has been adjusted to reflect the absence of sales charges and adjusted to remove any voluntary waiver of fund expenses related to Class A Shares during the period prior to commencement of the Institutional Shares.

Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)

At October 31, 2011, the Fund's portfolio composition1 was as follows:

Percentage of Total Net Assets
Tax-Exempt, Fixed Income Securities	52.0%
Equity Securities	43.3%
Other Securities[2,3]	0.0%
Cash Equivalents[4]	4.4%
Other Assets and Liabilities — Net[5]	0.3%
TOTAL	100.0%

At October 31, 2011, the Fund's sector composition6 for its equity securities was as follows:

Sector Composition	Percentage of Equity Securities
Consumer Staples	18.1%
Telecommunication Services	17.3%
Health Care	15.9%
Energy	14.5%
Utilities	13.7%
Industrials	7.8%
Financials	5.8%
Consumer Discretionary	2.5%
Information Technology	2.3%
Materials	2.1%
TOTAL	100.0%

Annual Shareholder Report

At October 31, 2011, the Fund's sector composition7 for its tax-exempt securities was as follows:

Sector Composition	Percentage of Municipal Securities
Hospital	17.5%
General Obligation — State	11.4%
Special Tax	11.4%
Transportation	10.8%
General Obligation — Local	7.9%
Industrial Revenue	6.5%
Pre-refunded	6.2%
Water and Sewer	5.4%
Education	5.3%
Senior Care	4.9%
Other[8]	12.7%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Other Securities include purchased call options.
3	Represents less than 0.1%.
4	Cash Equivalents include any investments in tax-exempt, variable rate instruments.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
6	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
7	Sector classifications and the assignment of holding to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third party including bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
8	For purposes of this table, sector classification constitute 87.3% of the Fund's total investments in tax-exempt securities. Remaining tax-exempt security sectors have been aggregated under the designation “Other.”
Annual Shareholder Report

Portfolio of Investments

October 31, 2011

Principal Amount or Shares		Value
	COMMON STOCKS – 43.3%
	Consumer Discretionary – 1.1%
51,100	Cinemark Holdings, Inc.	1,056,237
202,920	Regal Entertainment Group	2,930,165
9,120	Target Corp.	499,320
	TOTAL	4,485,722
	Consumer Staples – 7.8%
225,805	Altria Group, Inc.	6,220,928
80,665	Heinz (H.J.) Co.	4,310,738
59,980	Kimberly-Clark Corp.	4,181,206
20,850	Lorillard, Inc.	2,307,261
107,320	Philip Morris International Inc.	7,498,448
214,600	Reynolds American, Inc.	8,300,728
	TOTAL	32,819,309
	Energy – 6.3%
98,295	ARC Resources Ltd.	2,499,903
48,405	Baytex Energy Corp.	2,558,775
89,230	Bonavista Energy Corp.	2,297,107
78,440	ConocoPhillips	5,463,346
56,685	Crescent Point Energy Corp.	2,420,949
64,795	Royal Dutch Shell PLC	4,594,613
71,835	Seadrill Ltd.	2,379,894
31,635	Total SA, ADR	1,654,510
53,480	Vermilion Energy Inc.	2,519,610
	TOTAL	26,388,707
	Financials – 2.5%
137,785	Cincinnati Financial Corp.	3,987,498
89,460	Mercury General Corp.	3,873,618
198,600	Old Republic International Corp.	1,755,624
37,405	Sun Life Financial Services of Canada	943,354
	TOTAL	10,560,094
	Health Care – 6.9%
8,875	Abbott Laboratories	478,096
229,515	Bristol-Myers Squibb Co.	7,250,379
163,250	GlaxoSmithKline PLC, ADR	7,311,968
148,415	Lilly (Eli) & Co.	5,515,101
Annual Shareholder Report

Principal Amount or Shares		Value
99,365	Merck & Co., Inc.	3,428,092
254,160	Pfizer, Inc.	4,895,122
	TOTAL	28,878,758
	Industrials – 3.4%
80,905	BAE Systems PLC, ADR	1,447,390
75,140	Deluxe Corp.	1,774,807
156,765	Donnelley (R.R.) & Sons Co.	2,555,270
381,245	General Electric Co.	6,370,604
94,395	Pitney Bowes, Inc.	1,923,770
	TOTAL	14,071,841
	Information Technology – 1.0%
58,120	Intel Corp.	1,426,265
40,700	Maxim Integrated Products, Inc.	1,064,712
27,995	Microchip Technology, Inc.	1,012,299
42,855	Seagate Technology	692,108
	TOTAL	4,195,384
	Materials – 0.9%
61,965	Dow Chemical Co.	1,727,584
58,550	International Paper Co.	1,621,835
7,020	Newmont Mining Corp.	469,147
	TOTAL	3,818,566
	Telecommunication Services – 7.5%
264,380	AT&T, Inc.	7,748,978
191,165	BCE, Inc.	7,572,045
177,265	Century Link, Inc.	6,250,364
201,405	Verizon Communications	7,447,957
88,050	Vodafone Group PLC, ADR	2,451,312
	TOTAL	31,470,656
	Utilities – 5.9%
76,900	Ameren Corp.	2,451,572
26,405	American Electric Power Co., Inc.	1,037,188
52,000	Center Point Energy, Inc.	1,083,680
42,775	DTE Energy Co.	2,229,005
31,100	Integrys Energy Group, Inc.	1,645,501
107,530	National Grid PLC, ADR	5,384,027
187,500	NiSource, Inc.	4,141,875
101,300	Pepco Holdings, Inc.	2,005,740
Annual Shareholder Report

Principal Amount or Shares		Value
67,085	PPL Corp.	1,970,287
23,785	SCANA Corp.	1,005,630
42,130	Scottish & Southern Energy PLC, ADR	912,957
23,145	Southern Co.	999,864
	TOTAL	24,867,326
	TOTAL COMMON STOCKS (IDENTIFIED COST $165,557,177)	181,556,363
	MUNICIPAL BONDS – 52.0%
	Alabama – 0.8%
$2,000,000	Alabama State Port Authority, Docks Facilities Revenue Bonds (Series 2010), 5.750%, 10/01/2030	2,112,660
1,370,000	Montgomery, AL BMC Special Care Facilities Finance Authority, (Health Care Authority for Baptist Health, AL), Revenue Refunding Bonds (Series 2004-C), 5.125%, 11/15/2024	1,379,193
	TOTAL	3,491,853
	California – 3.6%
570,000	California Health Facilities Financing Authority, Health Facility Revenue Bonds (Series 2004I), 4.95% TOBs (Catholic Healthcare West), Mandatory Tender 7/1/2014	618,860
2,000,000	California State Department of Water Resources Power Supply Program, Revenue Bonds (Series 2010M), 5.000%, 05/01/2016	2,301,060
3,000,000	California State, UT GO Bonds, 5.000%, 11/01/2022	3,306,780
3,000,000	San Francisco, CA City & County Airport Commission, Second Series Revenue Bonds (Series 2009E), 6.000%, 05/01/2039	3,336,180
3,000,000	San Jose, CA Airport, Airport Revenue Bonds (Series 2011A-2), 5.000%, 03/01/2031	2,988,750
1,000,000	Trustees of the California State University, Revenue Bonds (Series A), 5.125%, (United States Treasury PRF 11/1/2012@100), (AMBAC INS), 11/01/2026	1,048,170
1,545,000	Yucaipa Valley Water District, CA, Water System Revenue COP (Series 2004A), 5.250%, (National Public Finance Guarantee Corporation INS), 09/01/2023	1,585,742
	TOTAL	15,185,542
	Colorado – 1.2%
600,000	Colorado Health Facilities Authority, (Total Long term Care National Obligated Group), Revenue Bonds (Series 2010A), 6.000%, 11/15/2030	615,114
430,000	Colorado State Higher Education Capital Construction Lease Purchase Financing Program, COP (Series 2008), 5.500%, (United States Treasury PRF and Agency 11/1/2018@100), 11/01/2027	526,470
1,160,000	Colorado State Higher Education Capital Construction Lease Purchase Financing Program, COP (Series 2008), 5.500%, 11/01/2027	1,244,100
Annual Shareholder Report

Principal Amount or Shares		Value
$1,250,000	Conservatory Metropolitan District, CO, LT GO Bonds, 6.750%, (United States Treasury PRF 12/1/2013@102), 12/01/2034	1,419,300
1,000,000	Denver, CO Health & Hospital Authority, Revenue Bonds, 6.250%, (United States Treasury PRF 12/1/2014@100), 12/01/2033	1,167,690
	TOTAL	4,972,674
	District of Columbia – 2.1%
2,000,000	District of Columbia Income Tax Revenue, Income Tax Secured Revenue Refunding Bonds (Series 2010A), 5.000%, 12/01/2019	2,394,920
5,000,000	District of Columbia, UT GO Bonds (Series 2004A), 5.000%, (Assured Guaranty Municipal Corp. INS), 06/01/2025	5,228,600
1,000,000	Washington Metropolitan Area Transit Authority, Gross Revenue Transit Bonds (Series 2009A), 5.125%, 07/01/2032	1,068,150
	TOTAL	8,691,670
	Florida – 2.5%
630,000	East Homestead, FL Community Development District, Special Assessment Revenue Bonds (Series 2005), 5.450%, 05/01/2036	543,955
1,975,000	Florida State Board of Education, (Florida State), UT GO Capital Outlay Bonds (Series 2008F), 5.000%, 06/01/2023	2,309,170
3,000,000	Florida State Education System, Facilities Revenue Bonds (Series 2005A), 5.000%, (National Public Finance Guarantee Corporation INS), 05/01/2027	3,157,350
1,100,000	Miami-Dade County, FL Aviation, Revenue Bonds (Series 2008B), 5.000%, (Assured Guaranty Corp. INS), 10/01/2023	1,185,140
330,000	Orlando, FL Urban Community Development District, Capital Improvement Revenue Bonds, 6.000%, 05/01/2020	308,926
1,630,000	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2006), 5.400%, 05/01/2037	1,260,055
1,500,000	Volusia County, FL Education Facility Authority, (Embry-Riddle Aeronautical University, Inc.), Educational Facilities Refunding Revenue Bonds (Series 2005), 5.000%, (Radian Asset Assurance, Inc. INS), 10/15/2025	1,473,375
470,000	Winter Garden Village at Fowler Groves Community Development District, FL, Special Assessment Bonds (Series 2006), 5.650%, 05/01/2037	435,963
	TOTAL	10,673,934
	Georgia – 2.7%
5,000,000	Athens-Clarke County, GA Water & Sewerage, Revenue Bonds (Series 2008), 5.625%, 01/01/2028	5,620,850
3,000,000	Atlanta, GA Water & Wastewater, Revenue Bonds (Series 2009A), 6.250%, 11/01/2034	3,336,690
615,000	Atlanta, GA, (Eastside Tax Allocation District), Tax Allocation Bonds (Series 2005B), 5.600%, 01/01/2030	611,482
Annual Shareholder Report

Principal Amount or Shares		Value
$1,500,000	DeKalb Private Hospital Authority, GA, (Children's Healthcare of Atlanta, Inc.), Revenue Anticipation Certificates (Series 2009), 5.000%, 11/15/2024	1,611,825
	TOTAL	11,180,847
	Guam – 0.1%
565,000	Guam Government LO (Section 30), Bonds (Series 2009A), 5.625%, 12/01/2029	573,577
	Hawaii – 0.3%
1,250,000	Hawaii State Department of Budget & Finance, (Hawaiian Electric Co., Inc.), Special Purpose Revenue Bonds (Series 2009), 6.500%, 07/01/2039	1,334,225
	Illinois – 3.8%
2,615,000	Chicago, IL Housing Authority Capital Program, Refunding Revenue Bonds, 5.000%, (Assured Guaranty Municipal Corp. INS), 07/01/2017	2,878,775
1,180,000	Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2005A), 5.250%, (National Public Finance Guarantee Corporation INS), 01/01/2026	1,224,557
1,000,000	Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2011A), 5.750%, 01/01/2039	1,091,410
415,000	DuPage County, IL, (Naperville Campus LLC), Special Tax Bonds (Series 2006), 5.625%, 03/01/2036	330,049
1,000,000	Illinois Finance Authority, (Friendship Village of Schaumburg), Revenue Bonds (Series 2005A), 5.625%, 02/15/2037	814,230
875,000	Illinois Finance Authority, (Landing at Plymouth Place), Revenue Bonds (Series 2005A), 6.000%, 05/15/2025	778,864
625,000	Illinois Finance Authority, (Landing at Plymouth Place), Revenue Bonds (Series 2005A), 6.000%, 05/15/2037	508,800
2,500,000	Illinois State, UT GO Bonds (Series 2008), 5.000%, 04/01/2028	2,534,200
1,500,000	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project Bonds (Series 2010A), 5.500%, 06/15/2050	1,531,905
2,200,000	Railsplitter Tobacco Settlement Authority, IL, Tobacco Settlement Revenue Bonds (Series 2010), 6.000%, 06/01/2028	2,287,604
2,000,000	University of Illinois, Auxiliary Facilities System Revenue Bonds (Series 2011A), 5.500%, 04/01/2031	2,145,720
	TOTAL	16,126,114
	Indiana – 1.8%
2,500,000	Indiana Health & Educational Facility Financing Authority, (Baptist Homes of Indiana), Revenue Bonds (Series 2005), 5.250%, 11/15/2035	2,325,900
2,000,000	Indiana State Finance Authority, (CWA Authority), First Lien Wastewater Utility Revenue Bonds (Series 2011A), 5.250%, 10/01/2031	2,162,080
Annual Shareholder Report

Principal Amount or Shares			Value
$2,302,213	[1]	St. Joseph County, IN Hospital Authority, (Madison Center Obligated Group), Health Facilities Revenue Bonds (Series 2005), 5.375%, 02/15/2034	394,784
2,500,000		Whiting, IN Environmental Facilities, (BP PLC), Revenue Bonds (Series 2009), 5.250%, 01/01/2021	2,857,275
		TOTAL	7,740,039
		Iowa – 0.2%
1,035,000		Iowa Finance Authority, (Deerfield Retirement Community, Inc.), Senior Living Facility Revenue Refunding Bonds (Series 2007A), 5.500%, 11/15/2037	695,717
		Kansas – 0.7%
2,605,000		Kansas State Development Finance Authority, (Adventist Health System/Sunbelt Obligated Group), Hospital Revenue Bonds (Series 2009D), 5.000%, 11/15/2029	2,715,087
		Kentucky – 0.4%
1,500,000		Kentucky Turnpike Authority, Economic Development Road Revenue & Revenue Refunding Bonds (Series 2011A), 5.000%, 07/01/2019	1,774,455
		Louisiana – 0.2%
1,000,000		St. John the Baptist Parish, LA, (Marathon Oil Corp.), Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.350%, 12/01/2013	1,001,440
		Maine – 0.2%
900,000		Maine Health & Higher Educational Facilities Authority, (Maine General Medical Center), Revenue Bonds (Series 2011), 6.750%, 07/01/2041	926,262
		Maryland – 0.5%
530,000		Maryland State Economic Development Corp., (CONSOL Energy, Inc.), Port Facilities Refunding Revenue Bonds (Series 2010), 5.750%, 09/01/2025	532,099
925,000		Maryland State Economic Development Corp., (Ports America Chesapeake, Inc.), Revenue Bonds (Series B), 5.750%, 06/01/2035	915,176
500,000		Maryland State IDFA, (Our Lady of Good Counsel High School), EDRBs (Series 2005A), 6.000%, 05/01/2035	502,030
		TOTAL	1,949,305
		Massachusetts – 1.4%
3,195,000		Massachusetts HEFA, (Northeastern University), Revenue Bonds (Series 2010A), 5.000%, 10/01/2025	3,482,582
2,000,000		Massachusetts School Building Authority, Senior Dedicated Sales Tax Bonds (Series 2011B), 5.000%, 10/15/2022	2,383,600
		TOTAL	5,866,182
Annual Shareholder Report

Principal Amount or Shares		Value
	Michigan – 1.4%
$2,500,000	Michigan State Hospital Finance Authority, (Henry Ford Health System, MI), Refunding Revenue Bonds (Series 2006A), 5.250%, 11/15/2032	2,509,800
1,000,000	Michigan State Hospital Finance Authority, (Oakwood Obligated Group), Revenue Bonds, 5.500%, 11/01/2013	1,068,140
1,000,000	Michigan Strategic Fund, (Michigan State), LT Obligation Revenue Bonds (Series 2011), 5.250%, 10/15/2026	1,060,450
1,500,000	Saginaw, MI Hospital Finance Authority, (Covenant Medical Center, Inc.), Hospital Revenue Refunding Bonds (Series 2010H), 5.000%, 07/01/2030	1,419,750
	TOTAL	6,058,140
	Minnesota – 0.4%
1,275,000	University of Minnesota, GO Bonds (Series 2011A), 5.000%, 12/01/2021	1,534,501
	Missouri – 0.9%
1,500,000	Missouri Development Finance Board, (Branson, MO), Infrastructure Facilities Revenue Bonds (Series 2004A), 5.250%, 12/01/2019	1,564,335
2,000,000	Missouri State HEFA, (BJC Health System, MO), Health Facilities Revenue Bonds, 5.250%, 05/15/2018	2,102,120
	TOTAL	3,666,455
	Nebraska – 0.2%
625,000	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds (Series 2010A), 5.700%, 09/01/2031	670,181
	Nevada – 0.7%
495,000	Clark County, NV, (Summerlin-Mesa SID No. 151), Special Assessment Revenue Bonds (Series 2005), 5.000%, 08/01/2025	354,410
2,000,000	Clark County, NV, IDRB (Series 2003C), 5.45% TOBs (Southwest Gas Corp.), Mandatory Tender 3/1/2013	2,101,320
245,000	Henderson, NV, (Falls at Lake Las Vegas LID No. T-16), LID No. T-16 LT Obligation Improvement Bonds, 5.100%, 03/01/2022	126,778
580,000	Henderson, NV, (Falls at Lake Las Vegas LID No. T-16), LID No. T-16 LT Obligation Improvement Bonds, 5.125%, 03/01/2025	294,257
	TOTAL	2,876,765
	New Jersey – 1.5%
1,580,000	New Jersey EDA, (NJ Dedicated Cigarette Excise Tax), Revenue Bonds (Series 2004), (Radian Asset Assurance Inc., INS), 5.750%, 06/15/2029	1,538,952
1,200,000	New Jersey State Transportation Trust Fund Authority, (New Jersey State), Transportation System Bonds (Series 2011A), 6.000%, 06/15/2035	1,377,660
3,050,000	Tobacco Settlement Financing Corp., NJ, Revenue Bonds, 7.000%, (United States Treasury PRF 6/1/2013@100), 06/01/2041	3,367,017
	TOTAL	6,283,629
Annual Shareholder Report

Principal Amount or Shares			Value
		New Mexico – 0.1%
$500,000	[2,3]	Jicarilla, NM Apache Nation, Revenue Bonds, 5.500%, 09/01/2023	520,820
		New York – 4.5%
2,000,000		Brooklyn Arena Local Development Corporation, NY, Pilot Revenue Bonds (Series 2009), 6.375%, 07/15/2043	2,071,780
2,000,000		Erie County, NY IDA, (Buffalo, NY City School District), School Facility Refunding Revenue Bonds (Series 2011B), 5.000%, 05/01/2020	2,293,960
855,000		Hudson Yards Infrastructure Corp. NY, Hudson Yards Senior Revenue Bonds (Series 2012A), 5.750%, 02/15/2047	905,368
4,000,000		New York City, NY IDA, (Yankee Stadium LLC), CPI Pilot Revenue Bonds (Series 2006), (FGIC INS), 4.591%, 03/01/2021	3,156,360
2,000,000		New York City, NY TFA, Building Aid Revenue Bonds (Series 2009 S-5), 5.000%, 01/15/2031	2,113,760
5,000,000		New York City, NY, UT GO Bonds (Series 2009E-1), 5.250%, 10/15/2017	5,907,450
2,000,000		New York State, UT GO Bonds (Series 2011A), 5.000%, 02/15/2020	2,372,000
		TOTAL	18,820,678
		North Carolina – 1.1%
1,000,000		North Carolina Medical Care Commission, (Arc of North Carolina Projects), Health Care Housing Revenue Bonds (Series 2004A), 5.800%, 10/01/2034	1,002,720
2,000,000		North Carolina Medical Care Commission, (Pennybyrn at Maryfield), Healthcare Facilities Revenue Bonds (Series 2005A), 5.650%, 10/01/2025	1,673,100
1,535,000		North Carolina Municipal Power Agency No. 1, Revenue Bonds (Series 2008C), 5.250%, 01/01/2020	1,747,505
		TOTAL	4,423,325
		Ohio – 2.8%
2,850,000		American Municipal Power-Ohio, Inc., (American Municipal Power, Prairie State Energy Campus Project), Revenue Bonds (Series 2008A), 5.000%, 02/15/2016	3,208,160
1,680,000		Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series A-2), 6.500%, 06/01/2047	1,304,990
1,000,000		Lucas County, OH, (ProMedica Healthcare Obligated Group), Revenue Bonds (Series 2011A), 6.000%, 11/15/2041	1,093,020
2,545,000		Ohio State Air Quality Development Authority, (FirstEnergy Solutions Corp.), Revenue Bonds (Series 2009A), 5.700%, 08/01/2020	2,784,866
2,000,000		Ohio State, Common Schools GO Refunding Bonds (Series 2011A), 5.000%, 08/01/2024	2,387,120
375,000		Toledo-Lucas County, OH Port Authority, (Crocker Park Public Improvement Project), Special Assessment Revenue Bonds, 5.250%, 12/01/2023	363,570
Annual Shareholder Report

Principal Amount or Shares		Value
$400,000	Toledo-Lucas County, OH Port Authority, (CSX Corp.), Revenue Bonds, 6.450%, 12/15/2021	467,092
	TOTAL	11,608,818
	Oklahoma – 0.2%
1,000,000	Tulsa, OK Industrial Authority, (Montereau, Inc.), Senior Living Community Revenue Bonds (Series 2010A), 7.250%, 11/01/2045	1,035,210
	Pennsylvania – 2.8%
300,000	Allegheny County, PA Higher Education Building Authority, (Chatham College), Revenue Bonds (Series 2002B), 5.250%, 11/15/2016	300,426
1,300,000	Allegheny County, PA IDA, (United States Steel Corp.), Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.500%, 11/01/2016	1,330,524
2,120,000	Montgomery County, PA Higher Education & Health Authority Hospital, (Dickinson College), Revenue Bonds (Series 2006FF1), 5.000%, (CIFG Assurance NA INS), 05/01/2028	2,180,123
1,000,000	Northampton County, PA General Purpose Authority, (St. Lukes Hospital of Bethlehem), Hospital Revenue Bonds (Series 2008A), 5.250%, 08/15/2024	1,016,410
2,500,000	Northampton County, PA General Purpose Authority, (St. Lukes Hospital of Bethlehem), Hospital Revenue Bonds (Series 2008A), 5.500%, 08/15/2035	2,473,600
250,000	Pennsylvania State Higher Education Facilities Authority, (Dickinson College), Revenue Bonds (Series 2003AA1), 5.000%, (Radian Asset Assurance, Inc. INS), 11/01/2026	252,700
500,000	Pennsylvania State Higher Education Facilities Authority, (Messiah College), Revenue Bonds (Series AA), 5.500%, (Radian Asset Assurance, Inc. INS), 11/01/2022	508,220
3,000,000	Pennsylvania State Turnpike Commission, Turnpike Subordinate Revenue Bonds (Series 2009D), 5.500%, 12/01/2041	3,122,880
500,000	Philadelphia Authority for Industrial Development, (PresbyHomes Germantown/Morrisville), Senior Living Revenue Bonds (Series 2005A), 5.625%, 07/01/2035	443,060
	TOTAL	11,627,943
	Puerto Rico – 0.8%
3,000,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue Bonds (First Subordinate Series 2009A), 6.000%, 08/01/2042	3,234,480
	South Carolina – 0.7%
2,200,000	Georgetown County, SC Environmental Improvements, (International Paper Co.), Refunding Revenue Bonds, 5.700%, 04/01/2014	2,375,626
715,000	Lancaster County, SC, (Sun City Carolina Lakes Improvement District), Assessment Revenue Bonds (Series 2006), 5.450%, 12/01/2037	599,334
	TOTAL	2,974,960
Annual Shareholder Report

Principal Amount or Shares		Value
	South Dakota – 1.0%
$4,020,000	Educational Enhancement Funding Corp., SD, Tobacco Revenue Bonds (Series 2002B), 6.500%, 06/01/2032	4,096,139
	Texas – 4.3%
1,545,000	Bexar County, TX HFDC, (Army Retirement Residence Foundation), Refunding Revenue Bonds (Series 2007), 5.000%, 07/01/2033	1,427,549
2,000,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds (Series 2011), 6.250%, 01/01/2046	2,033,960
1,000,000	Decatur, TX Hospital Authority, (Wise Regional Health System), Hospital Revenue Bonds (Series 2004A), 7.125%, 09/01/2034	997,400
3,570,000	Harris County, TX Cultural Education Facilities Finance Corp., (Methodist Hospital, Harris County, TX), Revenue Bonds (Series 2008B), 5.250%, 12/01/2016	4,103,322
265,000	Houston, TX Higher Education Finance Corp., (Cosmos Foundation, Inc.), Education Revenue Bonds (Series 2011A), 6.875%, 05/15/2041	283,834
500,000	North Central Texas HFDC, (Children's Medical Center of Dallas), Hospital Revenue Refunding Bonds (Series 2002), 5.250%, (AMBAC INS), 08/15/2022	511,550
1,000,000	North Texas Tollway Authority, (North Texas Toll Authority Special Projects System), Special Projects System Revenue Bonds (Series 2011), 5.500%, 09/01/2041	1,086,980
2,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp., (Air Force Village), Retirement Facility Revenue Bonds (Series 2007), 5.125%, 05/15/2037	1,726,080
2,965,000	Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Senior Lien Revenue Bonds (Series 2006A), 5.250%, (Merrill Lynch & Co., Inc. GTD), 12/15/2026	2,830,419
2,725,000	Texas State Department of Housing & Community Affairs, Residential Mortgage Revenue Bonds (Series 2009A), 5.300%, 07/01/2034	2,883,050
	TOTAL	17,884,144
	Virginia – 1.5%
4,485,000	Tobacco Settlement Financing Corp., VA, Revenue Bonds, 5.625%, (United States Agency PRF 6/1/2015@100), 06/01/2037	5,203,004
1,170,000	Virginia Peninsula Port Authority, (Brinks Co. (The)), Coal Terminal Revenue Refunding Bonds (Series 2003), 6.000%, 04/01/2033	1,191,200
	TOTAL	6,394,204
	Washington – 2.7%
1,160,000	Energy Northwest, WA, Wind Project Revenue Bonds, 5.000%, (AMBAC INS), 07/01/2023	1,171,693
3,650,000	Port of Tacoma, WA, LT GO Bonds (Series 2008A), 5.000%, (Assured Guaranty Municipal Corp. INS), 12/01/2030	3,848,487
2,980,000	Washington State Health Care Facilities Authority, (Highline Medical Center), FHA INS Mortgage Revenue Bonds (Series 2008), 6.250%, (FHA INS), 08/01/2036	3,293,198
Annual Shareholder Report

Principal Amount or Shares		Value
$2,965,000	Washington State, UT GO Bonds (Series 2007A), 5.000%, 07/01/2031	3,154,048
	TOTAL	11,467,426
	West Virginia – 0.2%
1,000,000	Ohio County, WV County Commission, (Fort Henry Centre Tax Increment Financing District No. 1), Tax Increment Revenue Bonds (Series 2005A), 5.625%, 06/01/2034	994,250
	Wisconsin – 1.7%
1,680,000	Badger, WI Tobacco Asset Securitization Corp., Asset-Backed Revenue Bonds, 6.125%, (United States Treasury & Agency PRF), 06/01/2027	1,736,347
4,665,000	Wisconsin State General Fund Appropriation, (Wisconsin State), Revenue Bonds (Series 2009A), 5.750%, 05/01/2033	5,183,095
	TOTAL	6,919,442
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $213,121,176)	217,990,433
	SHORT-TERM MUNICIPALS – 4.4%[4]
	Indiana – 0.9%
3,700,000	Richmond, IN Hospital Authority, (Series 2005A) Daily VRDNs (Reid Hospital & Health Care Services, Inc.), (Assured Guaranty Municipal Corp. INS, JPMorgan Chase Bank, N.A. LIQ), 0.150%, 11/1/2011	3,700,000
	New York – 0.5%
2,000,000	New York City, NY, (Fiscal 1995 Series B-7) Daily VRDNs, (JPMorgan Chase Bank, N.A. LIQ),(AMBAC INS), 0.200%, 11/1/2011	2,000,000
	North Carolina – 0.7%
3,000,000	North Carolina Medical Care Commission, (Series 2007) Daily VRDNs (Randolph Hospital), (Bank of America N.A. LOC), 0.190%, 11/1/2011	3,000,000
	Ohio – 0.7%
3,200,000	Allen County, OH, (Series 2008A) Daily VRDNs (Catholic Healthcare Partners), (Bank of America N.A. LOC), 0.170%, 11/1/2011	3,200,000
	Oklahoma – 0.5%
2,100,000	Oklahoma State Turnpike Authority, (Series 2006F) Daily VRDNs, (JPMorgan Chase Bank, N.A. LIQ), 0.140%, 11/1/2011	2,100,000
	Pennsylvania – 0.3%
1,300,000	Luzerne County, PA, (Series A of 2006) Weekly VRDNs, (Assured Guaranty Municipal Corp. INS, JPMorgan Chase Bank, N.A. LIQ), 0.150%, 11/3/2011	1,300,000
	Texas – 0.8%
3,250,000	Harris County, TX HFDC, (Series B) Daily VRDNs (St. Luke's Episcopal Hospital), 0.150%, 11/1/2011	3,250,000
	TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	18,550,000
Annual Shareholder Report

Principal Amount or Shares		Value
	PURCHASED CALL OPTIONS – 0.0%
$19,600,000	EURO PUT/USD CALL, Strike Price $1.15, Expiration Date 12/30/2011	7,840
27,550,000	GBP PUT/USD CALL, Strike Price $1.35, Expiration Date 12/30/2011	5,510
	TOTAL PURCHASED CALL OPTIONS (IDENTIFIED COST $419,645)	13,350
	TOTAL INVESTMENTS — 99.7% (IDENTIFIED COST $397,647,998)[5]	418,110,146
	OTHER ASSETS AND LIABILITIES - NET — 0.3%[6]	1,276,522
	TOTAL NET ASSETS — 100%	$419,386,668

At October 31, 2011, the Fund held no securities that are subject to the federal alternative minimum tax (AMT).

1	Non-income producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2011, these restricted securities amounted to $520,820, which represented 0.1% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At October 31, 2011, these liquid restricted securities amounted to $520,820, which represented 0.1% of total net assets.
4	Current rate and next reset date shown on Variable Rate Demand Notes.
5	The cost of investments for federal tax purposes amounts to $398,664,610.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Annual Shareholder Report

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$134,828,798	$ —	$ —	$134,828,798
International	46,727,565	—	—	46,727,565
Debt Securities:
Municipal Bonds	—	217,990,433	—	217,990,433
Short-Term Municipals	—	18,550,000	—	18,550,000
Purchased Call Options	13,350	—	—	13,350
TOTAL SECURITIES	$181,569,713	$236,540,433	$ —	$418,110,146

The following acronyms are used throughout this portfolio:

ADR	— American Depositary Receipt
AMBAC	— American Municipal Bond Assurance Corporation
COP	— Certificate of Participation
EDA	— Economic Development Authority
EDRBs	— Economic Development Revenue Bonds
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
GO	— General Obligation
GTD	— Guaranteed
HEFA	— Health and Education Facilities Authority
HFDC	— Health Facility Development Corporation
IDA	— Industrial Development Authority
IDFA	— Industrial Development Finance Authority
IDRB	— Industrial Development Revenue Bond
INS	— Insured
LID	— Local Improvement District
LIQ	— Liquidity Agreement
LO	— Limited Obligation
LOC	— Letter of Credit
LT	— Limited Tax
PRF	— Prerefunded
SID	— Special Improvement District
TFA	— Transitional Finance Authority
TOBs	— Tender Option Bonds
USD	— United States Dollar
UT	— Unlimited Tax
VRDNs	— Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.52	$9.95	$9.46	$12.08	$12.09
Income From Investment Operations:
Net investment income	0.42	0.34	0.34	0.39	0.37
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, written options and foreign currency transactions	0.24	0.56	0.49	(2.27)	0.20
TOTAL FROM INVESTMENT OPERATIONS	0.66	0.90	0.83	(1.88)	0.57
Less Distributions:
Distributions from net investment income	(0.43)	(0.33)	(0.34)	(0.39)	(0.38)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	—	—	—	(0.35)	(0.20)
TOTAL DISTRIBUTIONS	(0.43)	(0.33)	(0.34)	(0.74)	(0.58)
Net Asset Value, End of Period	$10.75	$10.52	$9.95	$9.46	$12.08
Total Return[1]	6.46%	9.19%	9.07%	(16.39)%	4.79%
Ratios to Average Net Assets:
Net expenses[2]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	4.01%	3.23%	3.60%	3.47%	3.12%
Expense waiver/reimbursement[3]	0.48%	0.45%	0.47%	0.45%	0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$267,566	$348,191	$384,555	$404,311	$588,344
Portfolio turnover	34%	72%	80%	87%	72%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.00%, 1.00%, 0.98%, 1.00% and 1.00% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.51	$9.94	$9.46	$12.07	$12.09
Income From Investment Operations:
Net investment income	0.34	0.26	0.27	0.30	0.28
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, written options and foreign currency transactions	0.25	0.56	0.48	(2.25)	0.19
TOTAL FROM INVESTMENT OPERATIONS	0.59	0.82	0.75	(1.95)	0.47
Less Distributions:
Distributions from net investment income	(0.35)	(0.25)	(0.27)	(0.31)	(0.29)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	—	—	—	(0.35)	(0.20)
TOTAL DISTRIBUTIONS	(0.35)	(0.25)	(0.27)	(0.66)	(0.49)
Net Asset Value, End of Period	$10.75	$10.51	$9.94	$9.46	$12.07
Total Return[1]	5.76%	8.37%	8.14%	(16.95)%	3.93%
Ratios to Average Net Assets:
Net expenses[2]	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income	3.25%	2.48%	2.85%	2.72%	2.37%
Expense waiver/reimbursement[3]	0.48%	0.45%	0.47%	0.45%	0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$43,675	$50,781	$55,826	$59,324	$81,930
Portfolio turnover	34%	72%	80%	87%	72%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.75%, 1.75%, 1.73%, 1.75% and 1.75% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.51	$9.94	$9.46	$12.07	$12.09
Income From Investment Operations:
Net investment income	0.34	0.26	0.27	0.30	0.28
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, written options and foreign currency transactions	0.25	0.56	0.48	(2.25)	0.19
TOTAL FROM INVESTMENT OPERATIONS	0.59	0.82	0.75	(1.95)	0.47
Less Distributions:
Distributions from net investment income	(0.35)	(0.25)	(0.27)	(0.31)	(0.29)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	—	—	—	(0.35)	(0.20)
TOTAL DISTRIBUTIONS	(0.35)	(0.25)	(0.27)	(0.66)	(0.49)
Net Asset Value, End of Period	$10.75	$10.51	$9.94	$9.46	$12.07
Total Return[1]	5.76%	8.37%	8.15%	(16.95)%	3.94%
Ratios to Average Net Assets:
Net expenses[2]	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income	3.25%	2.48%	2.86%	2.72%	2.37%
Expense waiver/reimbursement[3]	0.48%	0.45%	0.47%	0.45%	0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$86,120	$101,822	$113,830	$122,165	$181,358
Portfolio turnover	34%	72%	80%	87%	72%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.75%, 1.75%, 1.73%, 1.75% and 1.75% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class F Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,				Period Ended 10/31/2007[1]
	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.52	$9.95	$9.46	$12.08	$12.27
Income From Investment Operations:
Net investment income	0.42	0.33	0.35	0.39	0.14
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, written options and foreign currency transactions	0.24	0.57	0.49	(2.26)	(0.18)
TOTAL FROM INVESTMENT OPERATIONS	0.66	0.90	0.84	(1.87)	(0.04)
Less Distributions:
Distributions from net investment income	(0.43)	(0.33)	(0.35)	(0.40)	(0.15)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	—	—	—	(0.35)	—
TOTAL DISTRIBUTIONS	(0.43)	(0.33)	(0.35)	(0.75)	(0.15)
Net Asset Value, End of Period	$10.75	$10.52	$9.95	$9.46	$12.08
Total Return[2]	6.45%	9.21%	9.20%	(16.32)%	(0.31)%
Ratios to Average Net Assets:
Net expenses[3]	1.00%	0.99%	0.89%	0.92%	0.96%[4]
Net investment income	4.00%	3.24%	3.70%	3.58%	3.16%[4]
Expense waiver/reimbursement[5]	0.48%	0.45%	0.47%	0.45%	0.44%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$18,876	$18,299	$16,032	$13,588	$10,589
Portfolio turnover	34%	72%	80%	87%	72%[6]
1	Reflects operations for the period from May 31, 2007 (date of initial investment) to October 31, 2007.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.00%, 0.99%, 0.87%, 0.92% and 0.96% for the years ended October 31, 2011, 2010, 2009 and 2008 and for the period ended October 31, 2007, respectively, after taking into account these expense reductions.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended October 31, 2007.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout the Period)

Period Ended October 31	2011[1]
Net Asset Value, Beginning of Period	$10.29
Income From Investment Operations:
Net investment income	0.34
Net realized and unrealized gain on investments and foreign currency transactions	0.48
TOTAL FROM INVESTMENT OPERATIONS	0.82
Less Distributions:
Distributions from net investment income	(0.36)
Net Asset Value, End of Period	$10.75
Total Return[2]	8.05%
Ratios to Average Net Assets:
Net expenses[3]	0.75%[4]
Net investment income	4.14%[4]
Expense waiver/reimbursement[5]	0.51%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$3,149
Portfolio turnover	34%[6]
1	Reflects operations for the period from December 29, 2010 (date of initial investment) to October 31, 2011.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.75%, after taking into account these expense reductions for the period ended October 31, 2011.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended October 31, 2011.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

October 31, 2011

Assets:
Total investments in securities, at value (identified cost $397,647,998)		$418,110,146
Cash		55,585
Income receivable		4,318,732
Receivable for shares sold		891,025
Receivable for investments sold		105,000
TOTAL ASSETS		423,480,488
Liabilities:
Payable for investments purchased	$2,766,824
Payable for shares redeemed	897,660
Payable for shareholder services fee (Note 5)	145,500
Payable for distribution services fee (Note 5)	81,903
Payable for Directors'/Trustees' fees	890
Accrued expenses	201,043
TOTAL LIABILITIES		4,093,820
Net assets for 39,009,625 shares outstanding		$419,386,668
Net Assets Consist of:
Paid-in capital		$472,757,681
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		20,461,896
Accumulated net realized loss on investments, written options, foreign currency transactions and swap contracts		(74,313,117)
Undistributed net investment income		480,208
TOTAL NET ASSETS		$419,386,668
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($267,566,076 ÷ 24,884,053 shares outstanding), no par value, unlimited shares authorized	$10.75
Offering price per share (100/94.50 of $10.75)	$11.38
Redemption proceeds per share	$10.75
Class B Shares:
Net asset value per share ($43,675,288 ÷ 4,063,776 shares outstanding), no par value, unlimited shares authorized	$10.75
Offering price per share	$10.75
Redemption proceeds per share (94.50/100 of $10.75)	$10.16
Class C Shares:
Net asset value per share ($86,120,127 ÷ 8,013,309 shares outstanding), no par value, unlimited shares authorized	$10.75
Offering price per share	$10.75
Redemption proceeds per share (99.00/100 of $10.75)	$10.64
Class F Shares:
Net asset value per share ($18,876,449 ÷ 1,755,521 shares outstanding), no par value, unlimited shares authorized	$10.75
Offering price per share (100/99.00 of $10.75)	$10.86
Redemption proceeds per share (99.00/100 of $10.75)	$10.64
Institutional Shares:
Net asset value per share ($3,148,728 ÷ 292,966 shares outstanding), no par value, unlimited shares authorized	$10.75
Offering price per share	$10.75
Redemption proceeds per share	$10.75

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended October 31, 2011

Investment Income:
Interest		$12,339,414
Dividends (and net of foreign taxes withheld of $204,777)		10,359,111
TOTAL INCOME		22,698,525
Expenses:
Investment adviser fee (Note 5)	$4,532,598
Administrative fee (Note 5)	354,081
Custodian fees	28,765
Transfer and dividend disbursing agent fees and expenses	341,254
Directors'/Trustees' fees	6,469
Auditing fees	24,515
Legal fees	5,807
Portfolio accounting fees	153,634
Distribution services fee (Note 5)	1,030,435
Shareholder services fee (Note 5)	1,119,831
Account administration fee (Note 2)	1,012
Share registration costs	92,020
Printing and postage	52,584
Insurance premiums	5,220
Miscellaneous	8,750
TOTAL EXPENSES	7,756,975
Annual Shareholder Report

Statement of Operations — continued
Waivers, Reimbursement and Reduction:
Waiver of investment adviser fee (Note 5)	$(2,174,897)
Waiver of administrative fee (Note 5)	(9,150)
Waiver of distribution services fee (Note 5)	(100)
Reimbursement of shareholder services fee (Note 5)	(350)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(29,119)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		$(2,213,616)
Net expenses			$5,543,359
Net investment income			17,155,166
Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			6,175,972
Net realized loss on written options			(543,101)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			2,526,393
Net change in unrealized depreciation on written options			858,003
Net realized and unrealized gain on investments, written options and foreign currency transactions			9,017,267
Change in net assets resulting from operations			$26,172,433

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended October 31	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$17,155,166	$16,387,767
Net realized gain on investments, written options and foreign currency transactions	5,632,871	28,221,252
Net change in unrealized appreciation/depreciation of investments, written options and translation of assets and liabilities in foreign currency	3,384,396	2,747,986
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	26,172,433	47,357,005
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(12,095,898)	(11,711,822)
Class B Shares	(1,551,400)	(1,316,682)
Class C Shares	(3,032,708)	(2,656,628)
Class F Shares	(737,453)	(560,963)
Institutional Shares	(51,695)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(17,469,154)	(16,246,095)
Share Transactions:
Proceeds from sale of shares	39,139,192	59,483,523
Net asset value of shares issued to shareholders in payment of distributions declared	15,082,392	13,884,612
Cost of shares redeemed	(162,630,779)	(155,629,440)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(108,409,195)	(82,261,305)
Change in net assets	(99,705,916)	(51,150,395)
Net Assets:
Beginning of period	519,092,584	570,242,979
End of period (including undistributed net investment income of $480,208 and $711,294, respectively)	$419,386,668	$519,092,584

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

October 31, 2011

1. Organization

Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated Muni and Stock Advantage Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide tax-advantaged income with a secondary objective of capital appreciation.

Effective December 29, 2010, the Fund began offering Institutional Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

Annual Shareholder Report

If the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price valuation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares may bear account administration fees, distribution services fees and shareholder services fees unique to those classes. For the year ended October 31, 2011, account administration fees for the Fund were as follows:

Account Administration Fees Incurred
Class A Shares	$708
Class C Shares	134
Class F Shares	170
TOTAL	$1,012

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2011, tax years 2008 through 2011 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

Annual Shareholder Report

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At October 31, 2011, the Fund had no outstanding foreign exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Option Contracts

The Fund buys or sells put and call options to maintain flexibility, produce income or hedge. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently Annual Shareholder Report marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at October 31, 2010	25,900,000	$574,344
Contracts bought back	(25,900,000)	(574,344)
Outstanding at October 31, 2011	—	$ —

At October 31, 2011, the Fund had no outstanding written options contracts.

The average notional amounts of purchased options and written options held by the Fund throughout the period were $348,597 and $44,180, respectively. This is based on amounts held as of each month-end throughout the fiscal period.

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Total investments in securities, at value	$13,350

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Option Contracts
Equity contracts	$(1,298,051)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Option Contracts
Equity contracts	$1,206,658
Annual Shareholder Report

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. Shares of Beneficial Interest

The following tables summarize share activity:

Year Ended October 31	2011		2010
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,158,522	$22,625,696	4,362,816	$44,560,457
Shares issued to shareholders in payment of distributions declared	1,028,523	10,765,631	1,007,450	10,335,671
Shares redeemed	(11,408,726)	(119,550,900)	(10,931,175)	(112,294,663)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(8,221,681)	$(86,159,573)	(5,560,909)	$(57,398,535)
Year Ended October 31	2011		2010
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	165,895	$1,739,065	311,609	$3,198,696
Shares issued to shareholders in payment of distributions declared	128,811	1,347,620	110,681	1,134,601
Shares redeemed	(1,061,416)	(11,153,709)	(1,207,800)	(12,395,177)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(766,710)	$(8,067,024)	(785,510)	$(8,061,880)
Annual Shareholder Report

Year Ended October 31	2011		2010
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	747,294	$7,837,404	783,793	$8,047,409
Shares issued to shareholders in payment of distributions declared	215,023	2,249,854	182,588	1,871,435
Shares redeemed	(2,635,300)	(27,527,501)	(2,731,550)	(28,032,818)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,672,983)	$(17,440,243)	(1,765,169)	$(18,113,974)
Year Ended October 31	2011		2010
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	346,316	$3,643,290	357,457	$3,676,961
Shares issued to shareholders in payment of distributions declared	65,901	690,406	52,905	542,905
Shares redeemed	(396,594)	(4,166,715)	(282,514)	(2,906,782)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	15,623	$166,981	127,848	$1,313,084
	Period Ended 10/31/2011[1]		Year Ended 10/31/2010
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	312,409	$3,293,737	—	$ —
Shares issued to shareholders in payment of distributions declared	2,743	28,881	—	—
Shares redeemed	(22,186)	(231,954)	—	—
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	292,966	$3,090,664	—	$ —
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(10,352,785)	$(108,409,195)	(7,983,740)	$(82,261,305)
1	Reflects operations for the period from December 29, 2010 (date of initial investment) to October 31, 2011.

4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, defaulted securities and discount accretion/premium amortization on debt securities.

For the year ended October 31, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$82,902	$(82,902)
Annual Shareholder Report

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2011, and 2010, was as follows:

	2011	2010
Tax-exempt income	$9,499,382	$10,728,572
Ordinary income	$7,969,772	$5,517,523

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$221,446
Undistributed tax-exempt income	$258,762
Net unrealized appreciation	$19,445,284
Capital loss carryforwards	$(73,296,505)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, defaulted bonds and discount accretion/premium amortization on debt securities.

At October 31, 2011, the cost of investments for federal tax purposes was $398,664,610. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $19,445,536. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $30,566,506 and net unrealized depreciation from investments for those securities having an excess of cost over value of $11,120,970.

At October 31, 2011, the Fund had a capital loss carryforward of $73,296,505 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$5,253,206
2017	$68,043,299

As a result of the tax-free transfer of assets from Federated Stock and California Muni Fund, the use of certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $5,567,096 to offset taxable capital gains realized during the year ended October 31, 2011.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Annual Shareholder Report

5. Investment Adviser Fee and Other Transactions With Affiliates

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2011, the Adviser voluntarily waived $2,174,897 of its fee.

Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2011, the Sub-Adviser earned a fee of $628,601.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2011, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $9,150 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2011, distribution services fees for the Fund were as follows:

	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$348,622	$ —
Class C Shares	681,813	(100)
TOTAL	$1,030,435	$(100)

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2011, FSC retained $74,394 of fees paid by the Fund. For the year ended October 31, 2011, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2011, FSC retained $44,584 in sales charges from the sale of Class A Shares. FSC also retained $6,126, $1,160 and $6,921 relating to redemptions of Class B Shares, Class C Shares and Class F Shares, respectively.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended October 31, 2011, Service Fees for the Fund were as follows:

	Service Fees Incurred	Service Fees Reimbursed
Class A Shares	$731,520	$ —
Class B Shares	116,201	(200)
Class C Shares	227,141	—
Class F Shares	44,969	(150)
TOTAL	$1,119,831	$(350)

For the year ended October 31, 2011, FSSC received $11,241 of fees paid by the Fund.

Annual Shareholder Report

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.00%, 1.75%, 1.75%, 1.00% and 0.75% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Interfund Transactions

During the year ended October 31, 2011, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $283,150,000 and $274,152,722, respectively.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2011, the Fund's expenses were reduced by $29,119 under these arrangements.

7. Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended October 31, 2011, were as follows:

Purchases	$148,096,658
Sales	$265,243,574

8. Line of Credit

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of October 31, 2011, there were no outstanding loans. During the year ended October 31, 2011, the Fund did not utilize the LOC.

Annual Shareholder Report

9. Interfund Lending

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2011, there were no outstanding loans. During the year ended October 31, 2011, the program was not utilized.

10. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. At this time, management is evaluating the implications of adopting ASU No. 2011-03 and its impact on the Fund's financial statements and the accompanying notes, net assets and results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. At this time, management is evaluating the implications of adopting ASU No. 2011-04 and its impact on the Fund's financial statements and the accompanying notes.

11. Federal Tax Information (unaudited)

For the year ended October 31, 2011, 54.38% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

For the fiscal year ended October 31, 2011, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended October 31, 2011, 90.82% qualify for the dividend received deduction available to corporate shareholders.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF Trustees OF Federated Income Securities Trust AND SHAREHOLDERS OF Federated Muni AND Stock Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Federated Muni and Stock Advantage Fund (the “Fund”) (one of the portfolios constituting Federated Income Securities Trust), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Muni and Stock Advantage Fund, a portfolio of Federated Income Securities Trust, at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 23, 2011

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2011	Ending Account Value 10/31/2011	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,024.70	$5.10
Class B Shares	$1,000	$1,020.90	$8.91
Class C Shares	$1,000	$1,020.90	$8.91
Class F Shares	$1,000	$1,024.70	$5.10
Institutional Shares	$1,000	$1,026.00	$3.83
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.16	$5.09
Class B Shares	$1,000	$1,016.38	$8.89
Class C Shares	$1,000	$1,016.38	$8.89
Class F Shares	$1,000	$1,020.16	$5.09
Institutional Shares	$1,000	$1,021.42	$3.82
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.00%
Class B Shares	1.75%
Class C Shares	1.75%
Class F Shares	1.00%
Institutional Shares	0.75%

Annual Shareholder Report

Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2010, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 2000	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund, both charitable nonprofit organizations.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Qualifications: Legal, government, business management and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

Qualifications: Business management, education and director experience.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Joseph M. Balestrino is Vice President of the Trust. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino has received the Chartered Financial Analyst designation and holds a Master's Degree in Urban and Regional Planning from the University of Pittsburgh.
Randall S. Bauer Birth Date: November 16, 1957 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Randall S. Bauer is Vice President of the Trust. Mr. Bauer joined Federated in 1989 and has been a Portfolio Manager and a Vice President of the Fund's Sub-Adviser since 1994 and a Senior Vice President of the Fund's Sub-Adviser beginning 2007. Mr. Bauer has received the Chartered Financial Analyst designation and holds an M.B.A. in Finance from the Pennsylvania State University.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John L. Nichol Birth Date: May 21, 1963 VICE PRESIDENT Began serving: May 2004	Principal Occupations: John L. Nichol has been the Fund's Portfolio Manager since 2003. He is Vice President of the Trust. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol has received the Chartered Financial Analyst designation. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2011

federated muni and stock advantage fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2011. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

Annual Shareholder Report

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In Annual Shareholder Report addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

Annual Shareholder Report

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are reasonable and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Muni and Stock Advantage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420C837
Cusip 31420C829
Cusip 31420C811
Cusip 31420C720
Cusip 31420C654

31285 (12/11)

Federated is a registered trademark of Federated Investors, Inc.
2011  © Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $209,550

Fiscal year ended 2010 - $187,500

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $122

Fiscal year ended 2010 - $252

Travel to Audit Committee meetings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $36,504 and $25,997 respectively. Fiscal year ended 2011- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2010 – Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2) Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3) Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) NA

(g) Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2010 - $436,379

Fiscal year ended 2009 - $412,744

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Annual Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Income Securities Trust

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date December 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date December 16, 2011

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date December 16, 2011